Exhibit 10.1
AMENDMENT NO. 3
This AMENDMENT NO. 3 (this “Amendment”), dated as of May 17, 2023 and effective as of the Amendment No. 3 Effective Date (as hereinafter defined), is made and entered into by and among WYNN RESORTS FINANCE, LLC, a Nevada limited liability company (the “Borrower”), the GUARANTORS, each LENDER party hereto, each EXTENDING TERM LENDER (as hereinafter defined) party hereto, each EXTENDING REVOLVING LENDER (as hereinafter defined) party hereto and DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent for the Lenders under the Existing Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of September 20, 2019, as amended by Amendment No. 1, dated as of April 10, 2020 and Amendment No. 2, dated as of November 27, 2020 (as further amended, restated, amended and restated, replaced, supplemented, or otherwise modified prior to giving effect to the amendments contemplated by this Amendment, the “Existing Credit Agreement” and, after giving effect to the amendments contemplated by this Amendment, the “Credit Agreement”), among the Borrower, the Guarantors, the Lenders party thereto from time to time, the Administrative Agent, Deutsche Bank AG New York Branch, as collateral agent for the Secured Parties (as defined in the Credit Agreement), and the other parties thereto;
WHEREAS, (i) syndicated loans currently being executed, or that include language similar to that contained in Section 5.02(c) of the Existing Credit Agreement, are being executed or amended (as applicable) to incorporate or adopt a new benchmark interest rate to replace LIBOR, and (ii) in accordance with Section 5.02(c) of the Existing Credit Agreement, the Administrative Agent and Borrower may enter into an amendment to replace LIBOR with an alternate rate of interest that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time and other related changes (the “LIBOR Replacement Amendments”), which LIBOR Replacement Amendments shall become effective on the fifth (5th) Business Day after the Administrative Agent shall have posted this Amendment to all Lenders (the “Notice Period”), so long as the Administrative Agent has not received, by such time, a written objection to the LIBOR Replacement Amendments within the Notice Period from the Required Lenders;
WHEREAS, Section 2.13 of the Existing Credit Agreement permits the Borrower to establish (i) Extended Term Loans and to amend the Existing Credit Agreement to establish such Extended Term Loans pursuant to an Extension Amendment by and among the Borrower, the Administrative Agent and the Extending Lenders extending such Extended Term Loans (such lenders, the “Extending Term Lenders”) and (ii) Extended Revolving Commitments and to amend the Existing Credit Agreement to establish such Extended Revolving Commitments pursuant to an Extension Amendment by and among the Borrower, the Administrative Agent and the Extending Lenders extending such Extended Revolving Commitments (such lenders, the “Extending Revolving Lenders”);
WHEREAS, the Borrower has requested that (i) all or a portion of an Existing Term Loan Tranche be amended to extend the scheduled maturity date with respect to all or a portion of any principal amount of such Term Loans pursuant to Section 2.13(a) of the Existing Credit Agreement and (ii) all or a portion of an Existing Revolving Tranche be amended to extend the scheduled maturity date with respect to all or a portion of any principal amount of such Revolving Commitments pursuant to Section 2.13(b) of the Existing Credit Agreement;
WHEREAS, the Borrower has requested certain additional amendments to the Existing Credit Agreement;
WHEREAS, the Administrative Agent, the Borrower and the Lenders party hereto, constituting the Required Lenders, are willing to agree to such amendments pursuant to Section 13.04 of the Credit Agreement, subject to the terms and conditions set forth in this Amendment; and
WHEREAS, Deutsche Bank Securities Inc. (“DBSI”), BofA Securities, Inc., BNP Paribas Securities Corp., Fifth Third Bank, National Association, Mizuho Bank, Ltd., Sumitomo Mitsui Banking

Corporation, The Bank of Nova Scotia, Truist Securities, Inc., Credit Agricole Corporate and Investment Bank, Citizens Bank, National Association and Goldman Sachs Bank USA have each agreed to act as joint lead arrangers and joint bookrunners for this Amendment (collectively, the “Amendment No. 3 Lead Arrangers”).
NOW, THEREFORE, in consideration of the premises and agreements, provisions, and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1

DEFINITIONS
ARTICLE IDefinitions. Except as otherwise expressly provided herein, capitalized terms used in this Amendment (including in the Recitals and the introductory paragraph above) shall have the meanings given in the Credit Agreement, and the rules of construction set forth in the Credit Agreement shall apply to this Amendment.
ARTICLE II

AMENDMENTS TO EXISTING CREDIT AGREEMENT
SECTION 1.1Effective as of the LIBOR Replacement Effective Date (as defined below), the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A and that are solely reasonably necessary or desirable to effectuate the LIBOR Replacement Amendments; provided, that notwithstanding the foregoing, (a) (x) all outstanding Revolving Loans that are LIBOR Loans (as defined in the Existing Credit Agreement) immediately prior to the LIBOR Replacement Effective Date (the “Existing Revolving LIBOR Loans”), shall continue to bear interest based on the LIBO Rate (as defined in the Existing Credit Agreement) until the last day of each Interest Period applicable to such Existing Revolving LIBOR Loans and thereafter, all Interest Periods for such Loans shall be selected in accordance with the Credit Agreement and (y) the terms of the Existing Credit Agreement in respect of the calculation, payment, and administration of the Existing Revolving LIBOR Loans shall remain in effect from and after the effectiveness of this Amendment, in each case, solely for purposes of making, and the administration of, interest payments on the Existing Revolving LIBOR Loans until the last day of each Interest Period applicable to such Loans, and (b) (x) all outstanding Term A Facility Loans that are LIBOR Loans (as defined in the Existing Credit Agreement) immediately prior to the LIBOR Replacement Effective Date (the “Existing Term A Facility Loans”), shall continue to bear interest based on the LIBO Rate (as defined in the Existing Credit Agreement) until the last day of each Interest Period applicable to such Existing Revolving Term A Facility Loans and thereafter, all Interest Periods for such Loans shall be selected in accordance with the Credit Agreement and (y) the terms of the Existing Credit Agreement in respect of the calculation, payment, and administration of the Existing Term A Facility Loans shall remain in effect from and after the effectiveness of this Amendment, in each case, solely for purposes of making, and the administration of, interest payments on the Existing Term A Facility Loans until the last day of each Interest Period applicable to such Loans.
SECTION 1.2Exhibit B (Form of Notice of Borrowing) and Exhibit C (Form of Notice of Continuation/Conversion) to the Existing Credit Agreement shall be amended and restated in their entirety effective as of LIBOR Replacement Effective Date as set forth on Exhibit B and Exhibit C hereto, respectively.
SECTION 1.3Effective as of the Amendment No. 3 Effective Date (as defined below), the Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~ or ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text or double-

underlined text) as set forth in the pages of the Credit Agreement attached hereto as Exhibit A, except for those amendments referenced in Section 2.1 above (the “Other Amendments”).
SECTION 1.4The Revolving Commitments are hereby reduced by $100,000,000 (such reduction being applied pro rata among Revolving Lenders), such that effective as of the Amendment No. 3 Effective Date, the aggregate principal amount of the Revolving Commitments is $750,000,000. In furtherance thereof, (a) Annex A-1 to the Existing Credit Agreement shall be amended and restated in its entirety effective as of the Amendment No. 3 Effective Date as set forth on Exhibit D hereto and (b) the Lenders waive any notice requirements of such reduction set forth in Sections 2.04(b) or 4.05 of the Existing Credit Agreement.
SECTION 1.5Annex A-2 to the Existing Credit Agreement is, effective as of the Amendment No. 3 Effective Date, hereby amended and restated in its entirety as set forth on Exhibit E hereto.
ARTICLE III

EXTENSION OF CERTAIN TERM LOANS; EXTENSION OF CERTAIN REVOLVING CREDIT COMMITMENTS
SECTION 1.1Extended Term A Facility Loans.
(a)Pursuant to Section 2.13 of the Credit Agreement, with effect from and including the Amendment No. 3 Effective Date, each Person identified on the signature pages hereof as an Extending Term Lender has elected to become an Extending Term Lender and holder of an Extended Term A Facility Loan and shall become a party to this Amendment and the Credit Agreement with all of the rights and obligations of a “Lender” and an “Extending Lender” under the Credit Agreement and the other Credit Documents.
(b)Pursuant to Section 2.13 of the Existing Credit Agreement, with effect from and including the Amendment No. 3 Effective Date, the Term A Facility Loans outstanding immediately prior to the Amendment No. 3 Effective Date (collectively, the “Existing Term A Facility Loans”) held by the Extending Term Lenders shall be automatically reclassified as Extended Term A Facility Loans, and, from and after the Amendment No. 3 Effective Date, such Extended Term A Facility Loans shall be outstanding under the Credit Agreement on the terms and conditions applicable thereto set forth in the Credit Agreement.
(c)On the Amendment No. 3 Effective Date, the Existing Term A Facility Loans held by each Lender that is a not an Extending Term Lender shall be automatically reclassified as Non-Extended Term A Facility Loans, and, from and after the Amendment No. 3 Effective Date, such Non-Extended Term A Facility Loans shall be outstanding under the Credit Agreement on the terms and conditions applicable thereto set forth in the Credit Agreement.
(d)Each of the Borrower and the Administrative Agent hereby consents to the election by each Extending Term Lender to convert or exchange such Extending Term Lender’s Existing Term A Facility Loans into Extended Term A Facility Loans, in each case, to the extent such consent is required under Sections 2.13 and 13.04 or any other applicable provision of the Existing Credit Agreement. The Administrative Agent and each Extending Term Lender hereby waives any notice requirements set forth in Section 2.13 and 13.04 of the Existing Credit Agreement applicable to the transaction contemplated by this Amendment. This Amendment constitutes an Extension Amendment to the Existing Credit Agreement as referred to in Section 2.13(d) of the Existing Credit Agreement.
SECTION 1.2Extended Revolving Commitments.
(a)Pursuant to Section 2.13 of the Credit Agreement, with effect from and including the Amendment No. 3 Effective Date, each Person identified on the signature pages hereof as an Extending Revolving Lender has elected to become an Extending Revolving Lender and holder of an Extended Revolving Commitment and shall become a party to this Amendment and the

Credit Agreement with all of the rights and obligations of a “Lender” and an “Extending Lender” under the Credit Agreement and the other Credit Documents.
(b)Pursuant to Section 2.13 of the Existing Credit Agreement, with effect from and including the Amendment No. 3 Effective Date, the Revolving Commitments outstanding immediately prior to the Amendment No. 3 Effective Date (collectively, the “Existing Revolving Commitments”) and the Revolving Loans outstanding immediately prior to the Amendment No. 3 Effective Date (collectively, the “Existing Revolving Credit Loans”), in each case, held by the Extending Revolving Lenders shall be automatically reclassified as Extended Revolving Commitments and Extended Revolving Loans, respectively, and, from and after the Amendment No. 3 Effective Date, such Extended Revolving Commitments and Extended Revolving Loans shall, in each case, be outstanding under the Credit Agreement on the terms and conditions applicable thereto set forth in the Credit Agreement.
(c)On the Amendment No. 3 Effective Date, the Existing Revolving Commitments and Existing Revolving Credit Loans held by each Lender that is a not an Extending Revolving Lender shall be automatically reclassified as Non-Extended Revolving Commitments and Non-Extended Revolving Loans, respectively, and, from and after the Amendment No. 3 Effective Date, such Non-Extended Revolving Commitments and Non-Extended Revolving Loans shall, in each case, be outstanding under the Credit Agreement on the terms and conditions applicable thereto set forth in the Credit Agreement.
(d)Each of the Borrower and the Administrative Agent hereby consents to the election by each Extending Revolving Lender to convert or exchange such Extending Revolving Lender’s Existing Revolving Commitments into Extended Revolving Commitments and such Extending Revolving Lender’s Existing Revolving Credit Loans, if any, into Extended Revolving Loans, in each case, to the extent such consent is required under Sections 2.13 and 13.04 or any other applicable provision of the Existing Credit Agreement. The Administrative Agent and each Extending Revolving Lender hereby waives any notice requirements set forth in Section 2.13 and 13.04 of the Existing Credit Agreement applicable to the transaction contemplated by this Amendment. This Amendment constitutes an Extension Amendment to the Existing Credit Agreement as referred to in Section 2.13(d) of the Existing Credit Agreement.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES
SECTION 1.1None of the execution, delivery and performance by any Credit Party of this Amendment nor the consummation of the transactions herein do or will (i) conflict with or result in a breach of, or require any consent (which has not been obtained and is in full force and effect) under (x) any Organizational Document of any Credit Party or (y) subject to Section 13.13 of the Credit Agreement, any applicable Requirement of Law (including, without limitation, any Gaming Law) or (z) any order, writ, injunction or decree of any Governmental Authority binding on any Credit Party or (ii) constitute (with due notice or lapse of time or both) a default under any Contractual Obligation or (iii) result in or require the creation or imposition of any Lien (except for the Liens created pursuant to the Security Documents and other Permitted Liens) upon any Property of any Credit Party pursuant to the terms of any such Contractual Obligation, except with respect to clauses (i)(y), (i)(z), (ii), or (iii) which would not reasonably be expected to result in a Material Adverse Effect.
SECTION 1.2The representations and warranties contained in Article VIII of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on and as of the Amendment No. 3 Effective Date (except where such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is (or was) true and correct in all respects.

ARTICLE V

CONDITIONS TO THE EFFECTIVENESS OF THE LIBOR REPLACEMENT AMENDMENTS
This Amendment and the LIBOR Replacement Amendments shall become effective on the date (the “LIBOR Replacement Effective Date”) on which each of the following conditions is satisfied:
SECTION 1.1The Administrative Agent (i) shall have received executed counterparts of this Amendment from the Borrower and the Administrative Agent and (ii) shall not have received a written objection to the LIBOR Replacement Amendments within the Notice Period from the Required Lenders.
ARTICLE VI

CONDITIONS TO THE AMENDMENT NO. 3 EFFECTIVE DATE
This amendments set forth Sections 2.3 and 2.4 hereof shall become effective on the date (the “Amendment No. 3 Effective Date”) on which each of the following conditions is satisfied or waived:
SECTION 1.1Execution of Counterparts. The Administrative Agent shall have received executed counterparts of this Amendment from each Credit Party, each of the Extending Term Lenders, each of the Extending Revolving Lenders, the Lenders constituting the Required Lenders and the Administrative Agent.
SECTION 1.2Corporate Documents. The Administrative Agent shall have received:
(a)certified true and complete copies of the Organizational Documents of each Credit Party and evidence of all corporate or other applicable authority for each Credit Party (including board of directors (or other applicable governing authority) resolutions and evidence of the incumbency, including specimen signatures, of officers) with respect to the execution, delivery, and performance of this Amendment and the extensions of credit hereunder, certified as of the Amendment No. 3 Effective Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of each such Credit Party (or the member or manager or general partner of such Credit Party, as applicable) (provided that, in lieu of attaching such Organizational Documents and/or evidence of incumbency, such certificate may certify that (i) since the Closing Date (or such later date on which the applicable Credit Party became party to the Credit Documents), there have been no changes to the Organizational Documents of such Credit Party and (ii) no changes have been made to the incumbency certificate of the officers of such Credit Party delivered on the Closing Date (or such later date referred to above));
(b)a certificate as to the good standing of each Credit Party as of a recent date, from the Secretary of State (or other applicable Governmental Authority) of its jurisdiction of formation; and
(c)an Officer’s Certificate of the Borrower, dated the Amendment No. 3 Effective Date, certifying that the conditions set forth in Section 6.3 hereof have been satisfied.
SECTION 1.3No Default or Event of Default; Representations and Warranties True. Both immediately prior to this Amendment and also after giving effect to this Amendment:
(a)no Default or Event of Default shall have occurred and be continuing; and
(b)each of the representations and warranties made by the Credit Parties in Article VIII of the Credit Agreement, Article IV hereof and in the other Credit Documents shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date (it being understood and agreed that any such representation or warranty which by its terms is made as of an earlier date shall be required to be true and correct in all material respects only as of such earlier date, and that any representation and warranty that is qualified as to “materiality,”

“Material Adverse Effect” or similar language shall be true and correct in all respects on the applicable date).
SECTION 1.4Fees. The Administrative Agent shall have received all fees required to be paid by this Amendment, that certain Engagement Letter, dated as of May [16], 2023 (the “Engagement Letter”), among the Amendment No. 3 Lead Arrangers and the Borrower, or as otherwise agreed by the Borrower, and all expenses for which reasonably detailed invoices have been presented (including the reasonable fees and expenses of Cahill Gordon & Reindel LLP), at least three (3) Business Days prior to the Amendment No. 3 Effective Date.
SECTION 1.5KYC Information. (a) The Administrative Agent shall have received at least five (5) days prior to the Amendment No. 3 Effective Date all documentation and other information reasonably requested in writing at least ten (10) days prior to the Amendment No. 3 Effective Date by the Administrative Agent that the Administrative Agent reasonably determines is required by regulatory authorities from the Credit Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and (b) to the extent the Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, at least three (3) days prior to the Amendment No. 3 Effective Date, any Lender that has requested, in a written notice to the Borrower at least five (5) days prior to the Amendment No. 3 Effective Date, a Beneficial Ownership Certification in relation to the Borrower shall have received such Beneficial Ownership Certification (provided that, upon the execution and delivery by such Lender of its signature page to this Amendment, the condition set forth in this clause (b) shall be deemed to be satisfied).
SECTION 1.6Legal Opinions. The Administrative Agent shall have received the following opinions, each of which shall be addressed to the Administrative Agent, Collateral Agent, and the Lenders, dated as of the Amendment No. 3 Effective Date and covering such matters as the Administrative Agent shall reasonably request in a manner customary for transitions of this type:
(a)an opinion of Latham & Watkins LLP, special counsel to the Credit Parties; and
(b)an opinion of Brownstein Hyatt Farber Schreck, LLP, Nevada local counsel to the Credit Parties.
SECTION 1.7Solvency Certificate. The Administrative Agent shall have received a certificate in the form of Exhibit G to the Credit Agreement from a Responsible Officer of Borrower with respect to the Solvency of Borrower (on a consolidated basis with its Restricted Subsidiaries), immediately after giving effect to the Amendment on the Amendment No. 3 Effective Date.
SECTION 1.8Lien Searches. The Administrative Agent shall have received, in form and substance reasonably satisfactory to it, the results of customary UCC, tax and judgment lien searches, in each case to the extent such lien searches in each jurisdiction in which the Borrower and its Restricted Subsidiaries are organized and such other jurisdictions as may be requested by Administrative Agent.
SECTION 1.9Flood. The Administrative Agent shall have received (a) a completed “life of loan” Federal Emergency Management Agency Standard Flood Hazard Determination with respect to each Mortgaged Real Property (each a “Flood Notice”) and (b) if any improvements constituting part of a Mortgaged Real Property are located in an area which is designated as a “flood hazard area” in any Flood Insurance Rate Map established by the Federal Emergency Management Agency (or any successor agency), (i) a duly executed and acknowledged Flood Notice by the appropriate Credit Parties and (ii) evidence of flood insurance as required by Section 9.02 of the Existing Credit Agreement.
ARTICLE VII

VALIDITY OF OBLIGATIONS AND LIENS
SECTION 1.1Reaffirmation. Each of the Credit Parties party hereto (a) acknowledges and agrees that all of such Credit Party’s obligations under the Security Documents and the other Credit Documents (as amended hereby) to which it is a party are reaffirmed and remain in full force and effect on a continuous basis as amended by this Amendment, (b) reaffirms each lien and security interest granted by it to the Collateral Agent for the benefit of the Secured Parties to secure the Secured Obligations and the guaranties of the Guaranteed Obligations made by it pursuant to the Existing Credit Agreement, and (c) acknowledges and agrees that the grants of liens and security interests by, and the guaranties of, the Credit Parties contained in the Existing Credit Agreement and the Security Documents are, and shall remain, in full force and effect after giving effect to this Amendment and the transactions contemplated hereby and thereby.
ARTICLE VIII

MISCELLANEOUS
SECTION 1.1Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of the Borrower and the Administrative Agent (acting at the direction of such Lenders as may be required under Section 13.04 of the Credit Agreement).
SECTION 1.2Entire Agreement. This Amendment (including the Schedules and Exhibits) and the other Credit Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. Each Lender party hereto, in its capacity as a Lender hereunder and in its capacity as a Lender under the Existing Credit Agreement, hereby consents to the amendments set forth herein.
SECTION 1.3GOVERNING LAW. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSIES, DISPUTES, OR CAUSES OF ACTION (WHETHER ARISING UNDER CONTRACT LAW, TORT LAW OR OTHERWISE) BASED UPON OR RELATING TO THIS AMENDMENT, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
SECTION 1.4SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER. EACH PARTY HERETO AGREES THAT SECTIONS 13.09(b), 13.09(c), 13.09(d), AND 13.09(e) OF THE CREDIT AGREEMENT SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS.
SECTION 1.5Confidentiality. Each party hereto agrees that Section 13.10 of the Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 1.6No Advisory or Fiduciary Responsibility. Each party hereto agrees that Section 13.17 of the Credit Agreement shall apply to this Amendment mutatis mutandis.
SECTION 1.7Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Amendment.
SECTION 1.8Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including portable document format (“.pdf”) or similar format) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include an electronic symbol or process attached to a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (each an “Electronic Signature”), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent.  Without limiting the generality of the foregoing, the Borrower hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and the Credit Parties, electronic images of this Amendment or any other Credit Documents (in each case, including with respect to any signature pages thereto)  shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Credit Documents based solely on the lack of paper original copies of any Credit Documents, including with respect to any signature pages thereto.
SECTION 1.9Credit Document. This Amendment shall constitute a “Credit Document”, as defined in the Credit Agreement.
SECTION 1.10No Novation. The parties hereto expressly acknowledge that it is not their intention that this Amendment or any of the other Credit Documents executed or delivered pursuant hereto constitute a novation of any of the obligations, covenants, or agreements contained in the Existing Credit Agreement or any other Credit Document, but rather constitute a modification thereof or supplement thereto pursuant to the terms contained herein. The Existing Credit Agreement and the other Credit Documents, in each case as amended, modified, or supplemented hereby, shall be deemed to be continuing agreements among the parties thereto, and all documents, instruments, and agreements delivered, as well as all Liens created, pursuant to or in connection with the Existing Credit Agreement and the other Credit Documents shall remain in full force and effect, each in accordance with its terms (as amended, modified, or supplemented by this Amendment), it being understood that from after the occurrence of the Amendment No. 3 Effective Date, each reference in the Credit Documents to the “Credit Agreement,” “thereunder,” “thereof” (and each reference in the Credit Agreement to “this Amendment,” “hereunder,” or “hereof”) or words of like import shall mean and be a reference to the Credit Agreement as amended, modified or supplemented by this Amendment.
SECTION 1.11Expenses. The Borrower agrees to reimburse the Administrative Agent and the Amendment No. 3 Lead Arrangers for the reasonable and documented out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable and documented fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent and the Amendment No. 3 Lead Arrangers.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the day and year first above written, to be effective as of the Amendment No. 3 Effective Date.
Borrower:                 WYNN RESORTS FINANCE, LLC

By:     /s/ Julie Cameron-Doe
Name:    Julie Cameron-Doe
Title:    Treasurer

Guarantors:                WYNN MA, LLC

By: Wynn America Group, LLC, its sole member

By:     /s/ Julie Cameron-Doe
Name:    Julie Cameron-Doe
Title:    Treasurer

EVERETT PROPERTY, LLC
EBH HOLDINGS, LLC
WYNN AMERICA GROUP, LLC
WYNN LAS VEGAS HOLDINGS, LLC
WYNN GROUP ASIA, INC.

By:     /s/ Julie Cameron-Doe
Name:    Julie Cameron-Doe
Title:    Treasurer

WYNN LAS VEGAS, LLC

By: Wynn Las Vegas Holdings, LLC, its sole member

By:     /s/ Julie Cameron-Doe
Name:    Julie Cameron-Doe
Title:    Treasurer

WYNN SUNRISE, LLC

By: Wynn Las Vegas, LLC its sole member
By: Wynn Las Vegas Holdings, LLC, its sole member

By:     /s/ Julie Cameron-Doe
Name:    Julie Cameron-Doe
Title:    Treasurer

[Signature Page to Amendment No. 3 to Credit Agreement]

Acknowledged and Agreed by:
DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent
By:    /s/ Philip Tancorra
Name:    Philip Tancorra
Title:    Director
By:    /s/ Lauren Danbury
Name:    Lauren Danbury
Title:    Vice President
[Signature Page to Amendment No. 3 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as an Extending Term Lender and a Lender

By:    /s/ Philip Tancorra
Name:    Philip Tancorra
Title:    Director
By:    /s/ Lauren Danbury
Name:    Lauren Danbury
Title:    Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as an Extending Revolving Lender and a Lender

By:    /s/ Philip Tancorra
Name:    Philip Tancorra
Title:    Director
By:    /s/ Lauren Danbury
Name:    Lauren Danbury
Title:    Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICA N.A, as an Extending Term Lender and a Lender

By:    /s/ Brian D. Corum
Name:    Brian D. Corum
Title:    Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICAN N.A., as an Extending Revolving Lender and a Lender

By:    /s/ Brian D. Corum
Name:    Brian D. Corum
Title:    Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BNP Paribas, as an Extending Term Lender and a Lender

By:    /s/ James Goodall
Name:    James Goodall
Title:    Managing Director
By:    /s/ Kyle Fitzpatrick
Name:    Kyle Fitzpatrick
Title:    Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BNP Paribas, as an Extending Revolving Lender and a Lender

By:    /s/ James Goodall
Name:    James Goodall
Title:    Managing Director
By:    /s/ Kyle Fitzpatrick
Name:    Kyle Fitzpatrick
Title:    Director

[Signature Page to Amendment No. 3 to Credit Agreement]

FIFTH THIRD BANK NATIONAL ASSOCIATION, as an Extending Term Lender and a Lender

By:    /s/ Knight D. Kieffer
Name:    Knight D. Kieffer
Title:    Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

FIFTH THIRD BANK NATIONAL ASSOCIATION, as an Extending Revolving Lender and a Lender

By:    /s/ Knight D. Kieffer
Name:    Knight D. Kieffer
Title:    Managing Director

[Signature Page to Amendment No. 3 to Credit Agreement]

MIZUHO BANK LTD., as an Extending Term Lender and a Lender

By:    /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Executive Director

[Signature Page to Amendment No. 3 to Credit Agreement]

MIZUHO BANK LTD, as an Extending Revolving Lender and a Lender

By:    /s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Executive Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as an Extending Term Lender and a Lender

By:    /s/ Valery Amouroux
Name:    Valery Amouroux
Title:    Director

[Signature Page to Amendment No. 3 to Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as an Extending Revolving Lender and a Lender

By:    /s/ Valery Amouroux
Name:    Valery Amouroux
Title:    Director

[Signature Page to Amendment No. 3 to Credit Agreement]

THE BANK OF NOVA SCOTIA, as an Extending Term Lender and a Lender

By:    /s/ Sacha Boxill
Name:    Sacha Boxill
Title:    Director

[Signature Page to Amendment No. 3 to Credit Agreement]

THE BANK OF NOVA SCOTIA, as an Extending Revolving Lender and a Lender

By:    /s/ Sacha Boxill
Name:    Sacha Boxill
Title:    Director

[Signature Page to Amendment No. 3 to Credit Agreement]

Truist Bank, as an Extending Term Lender and a Lender

By:    /s/Amanda Parks
Name:    Amanda Parks
Title:    SVP

[Signature Page to Amendment No. 3 to Credit Agreement]

Truist Bank, as an Extending Revolving Lender and a Lender

By:    /s/Amanda Parks
Name:    Amanda Parks
Title:    SVP

[Signature Page to Amendment No. 3 to Credit Agreement]

Credit Agricole Corporate and Investment Bank, as an Extending Term Lender and a Lender

By:    /s/ Steven Jonassen
Name:    Steven Jonassen
Title:    Managing Director
By:    /s/ Adam Jenner
Name:    Adam Jenner
Title:    Director

[Signature Page to Amendment No. 3 to Credit Agreement]

Credit Agricole Corporate and Investment Bank, as an Extending Revolving Lender and a Lender

By:    /s/ Steven Jonassen
Name:    Steven Jonassen
Title:    Managing Director
By:    /s/ Adam Jenner
Name:    Adam Jenner
Title:    Director
[Signature Page to Amendment No. 3 to Credit Agreement]

CITIZENS BANK N.A., as an Extending Term Lender and a Lender

By:    /s/ David W. Stack
Name:    David W. Stack
Title:    Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

CITIZENS BANK N.A., as an Extending Revolving Lender and a Lender

By:    /s/ David W. Stack
Name:    David W. Stack
Title:    Senior Vice President

[Signature Page to Amendment No. 3 to Credit Agreement]

GOLDMAN SACHS BANK USA, as an Extending Term Lender and a Lender

By:    /s/ Thomas Manning
Name:    Thomas Manning
Title:    Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

GOLDMAN SACHS BANK USA, as an Extending Revolving Lender and a Lender

By:    /s/ Thomas Manning
Name:    Thomas Manning
Title:    Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

EXHIBIT A
Amended Credit Agreement
[See attached.]

EXHIBIT B
Notice of Borrowing
[See attached.]

EXHIBIT C
Notice of Continuation/Conversion
[See attached.]

EXHIBIT D
Annex A-1
REVOLVING COMMITMENTS

Lender	Extended Revolving Commitment
DEUTSCHE BANK AG NEW YORK BRANCH	$68,702,290.08
BANK OF AMERICA, N.A.	$68,702,290.08
BNP PARIBAS	$68,702,290.08
FIFTH THIRD BANK	$68,702,290.08
MIZUHO BANK, LTD.	$68,702,290.08
THE BANK OF NOVA SCOTIA	$68,702,290.08
SUMITOMO MITSUI BANKING CORPORATION	$68,702,290.08
TRUIST BANK	$68,702,290.08
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	$57,251,908.39
CITIZENS BANK, NATIONAL ASSOCIATION	$40,076,335.88
GOLDMAN SACHS BANK USA	$34,351,145.04
Total	$681,297,709.92

Lender	Non-Extended Revolving Commitment
JPMORGAN CHASE BANK, N.A.	$68,702,290.08
Total	$68,702,290.08

EXHIBIT E
Annex A-2
TERM A FACILITY COMMITMENTS

Lender	Extended Term A Facility Commitments
DEUTSCHE BANK AG NEW YORK BRANCH	$75,572,475.00
BANK OF AMERICA, N.A.	$75,572,475.00
BNP PARIBAS	$75,572,475.00
FIFTH THIRD BANK, NATIONAL ASSOCIATION	$75,572,475.00
MIZUHO BANK, LTD.	$75,572,475.00
THE BANK OF NOVA SCOTIA	$75,572,475.00
SUMITOMO MITSUI BANKING CORPORATION	$75,572,475.00
TRUIST BANK	$75,572,475.00
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK	$62,977,200.00
CITIZENS BANK, NATIONAL ASSOCIATION	$44,083,875.00
GOLDMAN SACHS BANK USA	$37,786,650.00
Total	$749,427,525.00

Lender	Non-Extended Term A Facility Commitments
BROWN BROTHERS HARRIMAN & CO.	$ 57,716,799.32
LORD ABBETT INVESTMENT TRUST - LORD ABBETT FLOATING RATE FUND	$ 17,855,675.68
Total	$ 75,572,475.00